SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) May 16, 2002


               Exact name of Registrants as
                       specified in
                their charters, address of
Commission         principal executive            IRS Employer
   File          offices and Registrants'        Identification
  Number             telephone number                Number

 1-14465               IDACORP, Inc.               82-0505802
  1-3198            Idaho Power Company            82-0130980
                   1221 W. Idaho Street
                   Boise, ID 83702-5627
                      (208) 388-2200

     State or Other Jurisdiction of Incorporation:  Idaho



                             None
Former name, former address and former fiscal year, if changed since last report.



                          IDACORP, Inc.
                       IDAHO POWER COMPANY
                            Form 8-K

Items 1 through 4 and 6 through 9 are inapplicable and have been omitted herefrom.

Item 5.   OTHER EVENTS.

FERC Filing

IDACORP subsidiaries, IDACORP Energy, L.P., and Idaho Power Company filed a response on May 22, 2002 in FERC's Fact-Finding Investigation of Potential Manipulation of Electric and Natural Gas Prices, Docket No. PA02-2-000. In the response, the companies indicated that although they did export energy from the CAL PX outside of California during the period 2000-2001, they did not engage in any trading strategy described in the Enron memoranda. The energy was resold to supply preexisting load obligations, to supply preexisting term transactions or to supply a contemporaneous sales transaction. The companies denied all other ten activities. The Companies essentially discontinued energy trading with the California PX and ISO in December 2000.

Lowered Ratings

On May 16, 2002, Fitch Ratings lowered its ratings on IDACORP and Idaho Power Company securities. Fitch stated that the new ratings better reflect the earnings and cash flow volatility experienced by Idaho Power Company during the recent drought and the higher business risk associated with IDACORP's unregulated business strategy, especially the expansion of IDACORP Energy beyond its current western U.S. focus. Fitch stated that the new ratings reflect the May 13, 2002 Power Cost Adjustment order of the Idaho Public Utilities Commission. These downgrades are expected to increase the cost of debt and other securities going forward. Fitch also initiated coverage of Idaho Power Company commercial paper with an F1 rating. The rating outlook for both companies is stable.

The following outlines the former and current Fitch ratings of IDACORP and Idaho Power securities:

     IDACORP                  From           To
     Senior Unsecured         A-             BBB+
     Trust Preferred Shelf    BBB+           BBB
     Commercial Paper         F-1            F-2


     Idaho Power Company      From           To
     First Mortgage Bonds     A+             A
     Senior Unsecured         A              A-
     Preferred Stock          A              BBB+
     Commercial Paper         _              F1


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                   IDACORP, INC.

Dated: May 22, 2002                By: /s/Robert W. Stahman
                                          Robert W. Stahman
                                          Vice President, General
                                          Counsel and Secretary


                                   IDAHO POWER COMPANY

                                   By: /s/Robert W. Stahman
                                          Robert W. Stahman
                                          Vice President, General
                                          Counsel and Secretary